OKLAHOMA INDUSTRIES AUTHORITY

                                       AND

                                TOWER TECH, INC.



                                          ---------------------------------

                                 LOAN AGREEMENT
                                          ---------------------------------




                           Dated as of October 1, 1996





=================================================================



         The interest of the Oklahoma Industries Authority in this Loan Agreement has been assigned (except for amounts payable under Sections 4.2(b), 4.2(e), 7.2 and 8.4 hereof) pursuant to the Indenture of Trust dated as of the date hereof from the Issuer to Boatmen's National Bank of Oklahoma, as trustee (the "Trustee"), and is subject to the security interest of the Trustee thereunder.

                                 LOAN AGREEMENT

                                TABLE OF CONTENTS

         (This Table of Contents is not a part of the Loan Agreement and is only for convenience of reference.)

                                                                    Page

PARTIES                    .....................................    1

PREAMBLES                  .....................................    1

                                    ARTICLE I

DEFINITIONS                .....................................    3

                                   ARTICLE II
                    REPRESENTATIONS, COVENANTS AND WARRANTIES

SECTION 2.1         Representations, Covenants and Warranties
                             of the Issuer.......................    6
SECTION 2.2                Representations, Covenants and Warranties
                             of the Company..........................6

                                   ARTICLE III
                       ACQUISITION AND CONSTRUCTION OF THE
                         PROJECT; ISSUANCE OF THE BONDS

SECTION 3.1             Agreement to Acquire, Construct, Furnish
                             and Equip the Project.....................9
SECTION 3.2             Agreement to Issue the Bonds; Application
                             of Bond Proceeds..........................9
SECTION 3.3              Disbursements from the Construction Fund..... 9
SECTION 3.4              Furnishing Documents to the Trustee.......... 9
SECTION 3.5              Establishment of Completion Date............. 9
SECTION 3.6                Company Required to Pay in Event
                         Construction Fund Insufficient............... 10

                                   ARTICLE IV
                                 LOAN PROVISIONS

SECTION 4.1                Loan of Proceeds.........................   11
SECTION 4.2                Amounts Payable..........................   11
SECTION 4.3                Obligations of Company Unconditional.....   12

                                    ARTICLE V
                      DAMAGE, DESTRUCTION AND CONDEMNATION

SECTION 5.1                Damage, Destruction and Condemnation.....   14
SECTION 5.2                Application of Net Proceeds..............   14
SECTION 5.3                Insufficiency of Net Proceeds............   14

                                   ARTICLE VI
                                SPECIAL COVENANTS

SECTION 6.1                No Warranty of Condition or Suitability
                             by Issuer...................................15
SECTION 6.2                Access to the Project.........................15
SECTION 6.3                Further Assurances and Corrective
                             Instruments.................................15
SECTION 6.4                Issuer and Company Representatives............15
SECTION 6.5                Standby Bond Purchase Agreement...............15

                                   ARTICLE VII
                          ASSIGNMENT, SELLING, LEASING;
                           INDEMNIFICATION; REDEMPTION

SECTION 7.1    Assignment, Selling and Leasing..................   16
SECTION 7.2    Release and Indemnification Covenants............   16
SECTION 7.3    Redemption of Bonds..............................   18
SECTION 7.4    Issuer to Grant Security Interest
                 to Trustee.....................................   18
SECTION 7.5    Indemnification of Trustee.......................   18

                                  ARTICLE VIII
                              DEFAULTS AND REMEDIES

SECTION 8.1    Defaults Defined.................................   19
SECTION 8.2    Remedies on Default..............................   20
SECTION 8.3    No Remedy Exclusive..............................   21
SECTION 8.4    Agreement to pay Attorneys' Fees and
                 Expenses.......................................   21
SECTION 8.5    No Additional Waiver Implied by One
                 Waiver; Consent of Standby Purchaser
                 Required for Waivers...........................   21

                                   ARTICLE IX
                         OPTIONS TO TERMINATE AGREEMENT

SECTION 9.1      Option to Terminate Upon the Occurrence
                   of Certain Events...............................   22
SECTION 9.2      Optional Prepayment...............................   23

                                    ARTICLE X
                                  MISCELLANEOUS

SECTION 10.1   Term of Agreement..................................   24
SECTION 10.2   Notices............................................   24
SECTION 10.3   Binding Effect.....................................   24
SECTION 10.4   Severability.......................................   24
SECTION 10.5   Amounts Remaining in Funds.........................   24
SECTION 10.6   Amendments, Changes and Modifications..............   25
SECTION 10.7   Execution in Counterparts..........................   25
SECTION 10.8   Applicable Law.....................................   25
SECTION 10.9   Captions...........................................   25

TESTIMONIUM   ....................................................   26

SIGNATURES    ....................................................   26

EXHIBIT A - Project Site

EXHIBIT B - Project Building

EXHIBIT C - Form of Requisition

EXHIBIT D - Form of Completion Certificate

EXHIBIT E - Payment Schedule

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT is dated as of October 1, 1996, between OKLAHOMA INDUSTRIES AUTHORITY (the "Issuer") and TOWER TECH, INC., a corporation organized and existing under the laws of the State of Oklahoma (the "Company").

                              W I T N E S S E T H :

     WHEREAS, the Issuer is empowered under the Act to assist any person, firm or corporation in the financing of certain projects and facilities, through the issuance of its limited obligation revenue bonds. The Company has proposed the acquisition of land and the constructing and equipping of the Project and as an inducement therefor has requested the Issuer to assist in the financing of the Project and certain other expenses incidental thereto, as provided in the Act and detailed in this Agreement and generally as follows: The Issuer proposes to issue the Bonds under the Act and use the proceeds thereof to make the Loan to the Company to be repaid in such Loan Repayments sufficient to pay the principal and interest of the Bonds. From the proceeds of the Loan, the Company will pay the cost of acquisition, construction and equipping of the Project. Under the terms of the Agreement, the Company will make Loan Repayments, and will be responsible for paying any costs of the Project exceeding the amount of the Bonds, maintaining and insuring the Project, and paying all taxes and expenses relating to the Project. The Issuer's obligation with respect to the Bonds is subject to the limitations therein contained, including the limitation that the principal of and interest on the Bonds and any other costs or pecuniary liability relating to the Bonds, the Loan and installation of the Project or any proceeding, document or certification incidental to the foregoing, shall never be payable from tax revenues or public funds of the State or any agency thereof or general funds or assets of the Issuer (except as specifically set forth therein) or Oklahoma County, but shall be payable only from the Loan Repayments, or otherwise by the Company.

     WHEREAS, the Issuer has determined that entering into this Agreement and thereby assisting in the financing of the Project through the issuance of its Bonds will promote and serve the intended purposes of the Act and will serve a valid public purpose.

     WHEREAS, the Issuer has been advised by Bond Counsel that this Agreement conforms to the provisions and requirements of the Act. It is intended and understood by the Issuer and the Company that this Agreement and all other documentation relating to the issuance of the Bonds shall provide that Costs (as herein defined), payment of principal and interest on the Bonds or any other pecuniary liability of the Issuer relating to the issuance of the Bonds, this Agreement or the Project shall never be payable from tax revenues or other public or general funds or assets of the Issuer (except as specifically set forth therein) or the County, but shall be payable solely and only from the Trust Estate, or from other funds derived from the Project or otherwise by the Company.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and subject to the limitations hereinafter contained, the parties hereto covenant, agree and bind themselves as follows:

                                    ARTICLE I

                                   DEFINITIONS

     All capitalized, undefined terms used herein shall have the same meanings as used in Article I of the hereinafter defined Indenture. In addition, the following words and phrases shall have the following meanings:

         "Bonds" means $4,405,000 Oklahoma Industries Authority Adjustable Rate Taxable Industrial Revenue Bonds
(Tower Tech Project) Series 1996.

     "Consulting Engineer" means any licensed professional architect or engineer or an architectural or engineering firm (who may be in the employ of the Company or chosen by the Company) acceptable to the Standby Purchaser.

     "Cost" with respect to the Project shall be deemed to include all items permitted to be financed under the provisions of the Act, including, but not limited to:

                   (i) all costs which the Issuer or the Company shall be required to pay under the terms of any contract or contracts for the acquisition, rehabilitation, furnishing or equipping of the Project;

                  (ii) obligations of the Company incurred for labor and materials (including obligations payable to the Company) in connection with the acquisition, rehabilitation, furnishing or equipping of the Project, including reimbursement to the Company for all advances and payments made in connection with the Project;

                 (iii) the cost of performance or other bonds and any and all types of insurance that may be necessary or appropriate to have in effect during the course of rehabilitation of the Project;

                  (iv) all costs of engineering and architectural services, including the costs of the Company for test borings, surveys, estimates, plans and specifications and preliminary investigations therefor, and for supervising rehabilitation, as well as for the performance of all other duties required by or consequent to the proper rehabilitation of the Project;

                   (v) all expenses incurred in connection with the issuance of the Bonds, including but not limited to, compensation, fees and expenses of the Issuer, the Trustee, including reasonable counsel fees, compensation to any financial consultant, underwriters or placement agents, legal fees and expenses, cost of printing and engraving, recording and filing fees, and costs of title insurance, if any; and

                  (vi) any sums required to reimburse the Company for advances made by the Company for any of the above items or for any other costs incurred which are presently chargeable to the Project.

         "County" means the County of Oklahoma, State of Oklahoma.

     "Default" means any Default under this Agreement as specified in and defined by Section 8.1 hereof.

     "Indenture" means the Indenture of Trust dated as of this date between the Issuer and the Trustee, pursuant to which the Bonds are authorized to be issued, and any amendments and supplements thereto.

     "Loan" means the Loan made pursuant to Section 4.1 of this Agreement.

     "Loan  Repayment"  means the  amounts  payable by the  Company  pursuant to
Section 4.2 hereof.

     "Net Proceeds" when used with respect to any insurance proceeds or any condemnation award, means the amount remaining after deducting all expenses (including attorneys' fees) incurred in the collection of such proceeds or award from the gross proceeds thereof.

     "Project" means the Project Building and the Project Site.

     "Project Building" means (i) the property which is described generally in Exhibit B hereto, and (ii) any items of machinery, equipment, or other tangible property acquired in substitution for, or as a renewal or replacement of or a modification or improvement to, the property described in (i) above.

     "Project Site" means the real estate described in Exhibit A hereto on which the Project Building will be situated and any other interests in real property, leasehold interests, easements, licenses and rights in real property hereafter acquired by the Company with proceeds of the Bonds for use in connection with the Project.

     "Requisition" means a written request for a disbursement from the Construction Fund signed by a Company Representative, substantially in the form attached hereto as Exhibit C and satisfactorily completed as contemplated by said form.

     "State" means the State of Oklahoma.

         "Substitute Credit Enhancement" means a standby bond purchase agreement or similar credit enhancement delivered to the Trustee in accordance with
Section 6.5 hereof, replacing any existing Standby Bond Purchase Agreement issued on substantially identical terms and conditions as the then existing Standby Bond Purchase Agreement.

     "Term of  Agreement"  means  the term of this  Agreement  as  specified  in
Section 10.1 hereof.

                              * END OF ARTICLE I *

                                   ARTICLE II

                    REPRESENTATIONS, COVENANTS AND WARRANTIES

     Section 2.1. Representations, Covenants and Warranties of the Issuer. The Issuer represents, covenants and warrants that:

                  (a) The Project and the financing  thereof through issuance of the Bonds will promote the public purposes of the Act and the public welfare by encouraging and assisting the location, purchase, rehabilitation, reconstruction, modernization, improvement, maintenance, repair, furnishing, equipping and expansion by industrial and commercial enterprises of their facilities near Oklahoma County and the alleviation and prevention of conditions of unemployment and by otherwise strengthening the economy of Oklahoma County and the City of Oklahoma City.

                  (b) The Issuer has the necessary power under the Act, and has duly taken all action on its part required to authorize, execute and deliver the Agreement and to issue the Bonds. The execution and performance by the Issuer will not violate or conflict with any agreement or instrument by which the Issuer or its properties are bound.

                  (c) The Issuer  covenants  that it will not pledge the amounts
         derived  from  this  Agreement   other  than  as  contemplated  by  the
         Indenture.

         Section  2.2.  Representations,   Covenants  and  Warranties  of  the
Company.  The  Company  represents, covenants and warrants that:

                  (a) The Company is a corporation validly organized and existing under the laws of the State of Oklahoma and duly authorized to do business in the State. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and such actions do not violate any provision of the Company's charter. The Company has the power to enter into this Agreement.

                  (b) The Company agrees that during the Term of Agreement it will maintain its existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another legal entity or permit one or more other legal entities to consolidate with or merge into it; provided that the Company may, without violating the agreement contained in this Section, consolidate with or merge into another legal entity, or permit one or more legal entities to consolidate with or merge into it, or sell or otherwise transfer to another legal entity all or substantially all of its assets as an entirety and thereafter dissolve, provided (i) that the surviving, resulting or transferee legal entity, as the case may be, shall have a net worth immediately subsequent to such acquisition, consolidation, merger or transfer at least equal to that of the Company immediately prior to such acquisition, consolidation, merger or transfer; and (ii) that if the surviving, resulting or transferee legal entity, as the case may be, is not the Company, then such legal entity shall be a legal entity organized and existing under the laws of one of the States of the United States of America, shall be qualified to do business in the State, and shall assume all of the obligations of the Company under the Agreement, in which event the Issuer shall release the Company in writing, concurrently with and contingent upon such acquisition, consolidation, merger or transfer; and provided further that, prior to such acquisition, consolidation, merger, or transfer, the Trustee shall be furnished with a certificate from Company stating that in the opinion of the Company none of the covenants contained in this Agreement will be violated as a result of such acquisition, consolidation, merger or transfer.

                  (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof, conflicts with or results in a breach of the terms, conditions, or provisions of any agreement or instrument to which the Company is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any such instrument or agreement.

                  (d) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, known to be pending or threatened against or affecting the Company, nor to the best knowledge of the Company is there any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by this Agreement or which would adversely affect, in any way, the validity or enforceability of the Bonds, this Agreement or any agreement or instrument to which the Company is a party, used or contemplated for use in the consummation of the transactions contemplated hereby.

                  (e) The Project is of the type authorized and permitted by the Act, and its estimated Cost is not less than $4,405,000.

                  (f) The proceeds from the sale of the Bonds will be used only for payment of Costs of the Project.

                  (g) The Company will use due diligence to cause the Project to be operated in accordance with the laws, rulings, regulations, agencies and political subdivisions thereof. The Company has obtained or caused to be obtained all requisite approvals of the State and of other federal, state, regional and local governmental bodies for the acquisition, rehabilitation, furnishing and equipping of the Project.

                  (h) The Company will fully and faithfully perform all the duties and obligations which the Issuer has covenanted and agreed in the Indenture to cause the Company to perform and any duties and obligations which the Company is required in the Indenture to perform. The foregoing shall not apply to any duty or undertaking of the Issuer which by its nature cannot be delegated or assigned.

                  (i) The Project when completed will be located entirely within Oklahoma City.


                              * END OF ARTICLE II *

                                   ARTICLE III

                       ACQUISITION AND CONSTRUCTION OF THE
                         PROJECT; ISSUANCE OF THE BONDS

     Section 3.1. Agreement to Acquire, Construct, Furnish and Equip the Project. The Company agrees to make all contracts and do all things necessary for the acquisition, rehabilitation, furnishing and equipping of the Project, with or without advertising for bids.

     The Company further agrees that it will acquire the land, construct the building, furnish and equip the Project with all reasonable dispatch and use its best efforts to cause acquisition, rehabilitation, furnishing, equipping and occupancy of the Project to be completed by October 1, 1997 or as soon thereafter as may be practicable, delays caused by force majeure as defined in
Section 8.1 hereof only excepted; but if for any reason such acquisition, rehabilitation, furnishing and equipping is not completed by said date there shall be no resulting liability on the part of the Company and no diminution in or postponement of the payments required in Section 4.2 hereof to be paid by the Company.

     Section 3.2. Agreement to Issue the Bonds; Application of Bond Proceeds. In order to provide funds for the payment of the Cost of the Project, the Issuer, concurrently with the execution of this Agreement, will issue, sell and deliver the Bonds and deposit the net proceeds thereof with the Trustee in the Construction Fund.

     Section 3.3. Disbursements from the Construction Fund. The Issuer has, in the Indenture, authorized and directed the Trustee to make disbursements from the Construction Fund to pay the Costs of the Project, or to reimburse the Company for any Cost of the Project paid by the Company. The Trustee shall not make any disbursement from the Construction Fund until the Company shall have provided the Trustee with a Requisition.

     Section 3.4. Furnishing Documents to the Trustee. The Company agrees to cause such Requisitions to be directed to the Trustee as may be necessary to effect payments out of the Construction Fund in accordance with Section 3.3 hereof.

     Section 3.5. Establishment of Completion Date. The Completion Date shall be evidenced to the Issuer and the Trustee by delivery of the Completion
Certificate in the form attached as Exhibit "D" hereto, signed by a Company Representative stating that, except for amounts retained by the Trustee at the Company's direction to pay any Cost of the Project not then due and payable, (i) rehabilitation of the Project has been completed and all costs of labor, services, materials and supplies used in connection with such rehabilitation have been paid, (ii) all equipment for the Project has been installed, such equipment so installed is suitable and sufficient for the operation of the Project, and all costs and expenses incurred in the acquisition and installation of such equipment have been paid, and (iii) all other facilities necessary in connection with the Project have been acquired, rehabilitated, furnished and equipped and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. Forthwith upon completion of the acquisition, rehabilitation, furnishing and equipping of the Project, the Company agrees to cause such certificate to be furnished to the Issuer and the Trustee. Upon receipt of such certificate, the Trustee shall retain in the Construction Fund a sum equal to the amounts necessary for payment of the Costs of the Project not then due and payable according to such certificate. If any such amounts so retained are not subsequently used, prior to any transfer of said amounts to the Bond Fund as provided below, the Trustee shall give notice to the Company of the failure to apply said funds for payment of the Costs of the Project. Any amount not to be retained in the Construction Fund for payment of the Costs of the Project, and all amounts so retained but not subsequently used, shall be transferred by the Trustee into the Bond Fund.

         Section 3.6. Company Required to Pay in Event Construction Fund Insufficient. In the event the moneys in the Construction Fund available for payment of the Costs of the Project should not be sufficient to pay the Costs of the Project in full, the Company agrees to complete the Project and to pay that portion of the Costs of the Project in excess of the moneys available therefor in the Construction Fund. The Issuer does not make any warranty, either express or implied, that the moneys paid into the Construction Fund and available for payment of the Costs of the Project will be sufficient to pay all of the Costs of the Project. The Company agrees that if after exhaustion of the moneys in the Construction Fund, the Company should pay any portion of the Costs of the Project pursuant to the provisions of this Section, the Company shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or the Owners of any of the Bonds, nor shall the Company be entitled to any diminution of the amounts payable under Section 4.2 hereof.

                             * END OF ARTICLE III *

                                   ARTICLE IV

                                 LOAN PROVISIONS

     Section 4.1. Loan of Proceeds. The Issuer agrees, upon the terms and conditions contained in this Agreement and the Indenture, to lend to the Company the proceeds received by the Issuer from the sale of the Bonds. Such proceeds shall be disbursed to or on behalf of the Company as provided in Section 3.3 hereof.

     Section 4.2.  Amounts Payable.

                  (a) The Company hereby covenants and agrees to repay the Loan, as follows: on or before any interest payment date for the Bonds or any other date that any payment of interest, premium, if any, or principal is required to be made in respect of the Bonds pursuant to the Indenture, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, in immediately available funds, a sum which, together with any moneys available for such payment in the Bond Fund, will enable the Trustee to pay the amount payable on such date as principal of (whether at maturity or upon redemption or acceleration or otherwise), premium, if any, and interest on the Bonds as provided in the Indenture.

                  (b) The Company will also pay the reasonable expenses of the Issuer related to the issuance of the Bonds and incurred upon the written request of the Company.

                  (c) The Company will also pay the reasonable fees and expenses of the Trustee under the Indenture and all other amounts which may be payable to the Trustee under Section 10.02 of the Indenture, such amounts to be paid directly to the Trustee for the Trustee's own account as and when such amounts become due and payable.

                  (d) The Company covenants, for the benefit of the Owners of the Bonds, to pay or cause to be paid, to the Trustee, such amounts as shall be necessary to enable the Trustee to pay the Purchase Price of Bonds delivered to it for purchase, all as more particularly described in Sections 4.01 of the Indenture.

                  (e) The Company agrees to pay amounts sufficient to reestablish the Reserve Fund at the Reserve Fund Requirement within twelve (12) months of any deficit in the Reserve Fund below the Reserve Fund Requirement.

                  (f) Recognizing that Issuer has certain audit, administrative and clerical expenses, the Company agrees to pay to the Issuer an administrative payment in a sum equal to its proportionate share of the audit expense plus one-eighth of one percent (1/8th of 1%) per annum of the principal amount of the Bonds Outstanding as of the payment date during the term thereof, one-half of the first year's administrative payment to be calculated by the Issuer six months after delivery of the Bonds and payable within thirty (30) days thereafter, with like calculations and payments semiannually thereafter with the final payment due when the Bonds are retired. In addition, the Company agrees to pay to the Issuer, together with interest at the Late Payment Rate, all sums paid by the Issuer to the Trustee for the benefit of the Owners of the Bonds, such sums to be due and payable immediately upon payment by the Issuer. Payments under this subsection (f) shall be made directly to the Issuer at its office in Oklahoma City, Oklahoma, or at such other location as my be set forth in writing by the Issuer.

                  (g) In the event the Company should fail to make any of the payments required in this Section 4.2, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon, to the extent permitted by law, from the date when such payment was due, at the Late Payment Rate.

                  It is understood and agreed that all payments payable by the Company under subsections (a), (d) and (e) of this Section 4.2 are assigned by the Issuer to the Trustee for the benefit of the Owners of the Bonds. The Company assents to such assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay to the Trustee at the Principal Office of the Trustee all payments payable by the Company pursuant to this subsection.

         For the convenience of the parties the fixed payments hereunder are attached hereto as Exhibit "E".

         Section 4.3. Obligations of Company Unconditional. The obligations of the Company to make the payments required in Section 4.2 and to perform and observe the other agreements contained herein shall be absolute and unconditional and shall not be subject to any defense or any right of setoff, counterclaim or recoupment arising out of any breach by the Issuer or the Trustee of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer or the Trustee, and, until such time as the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company (i) will not suspend or discontinue any payments provided for in Section 4.2 hereof,
(ii) will perform and observe all other agreements contained in this Agreement and (iii) except as provided in Article IX hereof, will not terminate the Term of Agreement for any cause, including, without limiting the generality of the foregoing, failure of the Company to complete the acquisition, rehabilitation, furnishing and equipping of the Project, the occurrence of any acts of circumstances that may constitute failure of consideration, eviction or constructive eviction, destruction of or damage to the Project, the taking by eminent domain of title to or temporary use of any or all of the Project, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either thereof or any failure of the Issuer or the Trustee to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connection with this Agreement. Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained, and in the event the Issuer or the Trustee should fail to perform any such agreement on its part, the Company may institute such action against the Issuer or the Trustee as the Company may deem necessary to compel performance so long as such action does not abrogate the obligations of the Company contained in the first sentence of this Section.

                              * END OF ARTICLE IV *

                                    ARTICLE V

                      DAMAGE, DESTRUCTION AND CONDEMNATION

     Section 5.1. Damage, Destruction and Condemnation. Unless the Company shall have exercised its option to terminate this Agreement pursuant to the provisions of Section 9.1(a) or Section 9.1(b) hereof, if prior to full payment of the Bonds (or prior to provision for payment thereof having been made in accordance with the provisions of the Indenture) (i) the Project is destroyed or damaged by fire or other casualty or (ii) title to or any interest in, or the temporary use of, the Project shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, the Company shall be obligated to continue to pay the amounts specified in Section 4.2 hereof.

         Section 5.2. Application of Net Proceeds. The Net Proceeds of any insurance proceeds or condemnation award resulting from any events described in
Section 5.1 hereof shall be deposited to the Construction Fund and used by the Company to restore the Project, unless the Bonds are redeemed pursuant to
Section 9.1(a) or 9.1(b).

     Section 5.3. Insufficiency of Net Proceeds. Unless the Company shall have exercised its option to terminate this Agreement pursuant to the provisions of
Section 9.1(a) or 9.1(b) hereof, if the Net Proceeds are insufficient to pay in full the cost of any repair, restoration, modification or improvement of the Project, the Company will nonetheless complete the work and will pay any cost in excess of the amount of the Net Proceeds. The Company agrees that if by reason of any such insufficiency of the Net Proceeds, the Company shall make any payments pursuant to the provisions of this Section, the Company shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or the Owners of any of the Bonds, nor shall the Company be entitled to any diminution of the amounts payable under Section 4.2 hereof.

                              * END OF ARTICLE V *

                                   ARTICLE VI


                                SPECIAL COVENANTS

     Section 6.1. No Warranty of Condition or Suitability by Issuer. THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE PROJECT OR THE CONDITION THEREOF, OR THAT THE PROJECT WILL BE SUITABLE FOR THE PURPOSES OR NEEDS OF THE
COMPANY. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT THE COMPANY WILL HAVE QUIET AND PEACEFUL POSSESSION OF THE PROJECT. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION OR WORKMANSHIP OF ANY PART OF THE PROJECT OR ITS SUITABILITY FOR THE COMPANY'S PURPOSES.

     Section 6.2. Access to the Project. The Company agrees that the Issuer, the Standby Purchaser, the Trustee and their duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right to inspect the Project at all reasonable times and on reasonable notice. The Issuer, the Standby Purchaser, the Trustee and their duly authorized agents shall also be permitted, at all reasonable times, to examine the books and records of the Company with respect to the Project.

     Section 6.3. Further Assurances and Corrective Instruments. The Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying out the expressed intention of this Agreement.

     Section 6.4. Issuer and Company Representatives. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required or the Issuer or the Company is required to take some action at the request of the other, such approval or such request shall be given for the Issuer by an Issuer Representative and for the Company by a Company Representative. The Trustee shall be authorized to act on any such approval or request.

         Section 6.5. Standby Bond Purchase Agreement. The Company covenants and agrees to maintain a Standby Bond Purchase Agreement or a Substitute Credit Enhancement at all times that the Bonds remain Outstanding. The Company covenants and agrees that it will not take any action which will impair its rights or the rights of any other party under the Standby Bond Purchase Agreement or Substitute Credit Enhancement. At any time the Company may, at its option, subject to the provisions of the Standby Bond Purchase Agreement and the Indenture, provide for the delivery to the Trustee of a Substitute Credit Enhancement in lieu of the Standby Bond Purchase Agreement then in effect.

                              * END OF ARTICLE VI *

                                   ARTICLE VII


                          ASSIGNMENT, SELLING, LEASING;
                           INDEMNIFICATION; REDEMPTION

     Section 7.1. Assignment, Selling and Leasing. This Agreement may not be assigned and the Project may not be sold or leased, as a whole or in part, except upon payment in full of the principal, interest and premium, if any, on the Bonds.

     Section 7.2.  Release and Indemnification Covenants.

                  (a) The Company shall and hereby agrees to indemnify and save the Issuer, the Standby Purchaser and the Trustee harmless against and from all claims by or on behalf of any person, firm, corporation or other legal entity arising from the conduct or management of, or from any work or thing done on, the Project during the Term of Agreement, including without limitation, (i) any condition of the Project, (ii) any breach or default on the part of the Company in the performance of any of its obligations under this Agreement, (iii) any act or negligence of the Company or of any of its agents, contractors, servants, employees or licensees with respect to the conduct or management of, or work or things done on, the Project or (iv) any act or negligence of any assignee or lessee of the Company, or of any agents, contractors, servants, employees or licensees of any assignee or lessee of the Company with respect to the conduct or management of, or work or things done on, the Project. The Company shall indemnify and save the Issuer, the Standby Purchaser and the Trustee harmless from any such claim arising as aforesaid, or in connection with any action or proceeding brought thereon, and upon notice from the Issuer, the Standby Purchaser or the Trustee, the Company shall defend them or any of them in any such action or proceeding.

                  (b) Notwithstanding the fact that, except as specifically set forth on the face of the Bonds, it is the intention of the parties hereto that the Issuer shall not incur any pecuniary liability by reason of the terms of this Agreement or the undertakings required of the Issuer hereunder, by reason of the issuance of the Bonds, by reason of the execution of the Indenture or by reason of the performance of any act requested of the Issuer by the Company, including all claims, liabilities or losses arising in connection with the violation of any statutes or regulation pertaining to the foregoing; nevertheless, if the Issuer should incur any such pecuniary liability, then in such event the Company shall indemnify and hold the Issuer harmless against all claims, demands or causes of action whatsoever, by or on behalf of any person, firm or corporation or other legal entity arising out of the same or out of any offering statement or lack of offering statement in connection with the sale or resale of the Bonds and all costs and expenses incurred in connection with any such claim or in connection with any action or proceeding brought thereon, and upon notice from the Issuer, the Company shall defend the Issuer in any such action or proceeding. All references to the Issuer in this Section 7.2 shall be deemed to include its trustees, officers, employees and agents.

                  (c) The Company  agrees to  indemnify  and hold  harmless  the
         Issuer, the Standby Purchaser and the Placement Agents from and against any and all loss, liability, claim, damage and expenses whatsoever (i) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum which relates to the Company, to the Project or to the Company's participation in the transactions contemplated by the Indenture, the Agreement or the Standby Bond Purchase Agreement or arising out of the omission or alleged omission from the Private Placement Memorandum of any material fact required to be stated therein or necessary to make the statements as they relate to the Company or the Project or to the Company's participation in the transactions contemplated by the Indenture, the Agreement or the Standby Bond Purchase Agreement in the light of the circumstances under which they were made, not misleading unless such statement or omission was made in reliance upon information furnished to the Company by the Issuer, the Standby Purchaser or the Placement Agents, as the case may be, (ii) to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, arising from a claim based on any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, and
         (iii) reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, arising from a claim based upon any such untrue statements or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid pursuant to the preceding clauses of this sentence. The Company shall be notified in writing of the nature of each and any such claim within a reasonable time after the assertion thereof, but failure to notify the Company shall not relieve them from any liability which they may have on account of this indemnity. Each of the Issuer, the Standby Purchaser and the Placement Agents shall be entitled to participate at its own expense in the defense of any such claim.

         Notwithstanding anything to the contrary contained herein, the Company shall have no liability to indemnify the Issuer or the Trustee against claims or damages resulting from the Issuer's or Trustee's own gross negligence or willful misconduct.

     Section 7.3. Redemption of Bonds. The Company, upon giving forty-five (45) days written notice to the Trustee, shall have and is hereby granted the option to cause all or a portion of the Bonds to be redeemed at the times permitted by the Indenture. The Issuer, at the request of the Company, shall forthwith take all steps (other than the payment of the money required for such redemption) necessary under the applicable redemption provisions of the Indenture to effect redemption of all or part of the Outstanding Bonds, as may be specified by the Company, on the date established for such redemption.

     Section 7.4. Issuer to Grant Security Interest to Trustee. The parties hereto agree that pursuant to the Indenture, the Issuer shall assign to the Trustee, in order to secure payment of the Bonds, all of the Issuer's right, title and interest in and to this Agreement, except for the Issuer's rights under Sections 4.2(b), 4.2(f), 7.2 and 8.4 hereof.

     Section 7.5. Indemnification of Trustee. The Company shall and hereby agrees to indemnify the Trustee for, and hold the Trustee harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) incurred without gross negligence or willful misconduct by the Trustee and not in violation of any of the terms of the Indenture and arising out of or in connection with its acting as Trustee under the Indenture.

                             * END OF ARTICLE VII *

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

     Section 8.1. Defaults Defined. The following shall be "Defaults" under this Agreement and the term "Default" shall mean, whenever it is used in this Agreement, any one or more of the following events:

                  (a) Failure by the Company to pay any amount required to be paid under subsection (a) or (d) of Section 4.2 hereof, which failure shall have resulted in a Default under clause (a), (b) or (c) of
         Section 9.01 of the Indenture.

                  (b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in Section 8.1(a), for a period of thirty (30) days after written notice specifying such failure and requesting that it be remedied shall have been given to the Company by the Issuer or the Trustee; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee may consent to an extension of such time if corrective action is instituted by the Company within the applicable period and diligently pursued until such failure is corrected.

                  (c) The dissolution or liquidation of the Company, except as authorized by Section 2.2 hereof, or the voluntary initiation by the Company of any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or any other form of debt relief, or the initiation against the Company of any such proceeding which shall remain undismissed for sixty
         (60) days, or failure by the Company to promptly have discharged any execution, garnishment or attachment of such consequence as would impair the ability of the Company to carry on its operations at the Project, or assignment by the Company for the benefit of creditors, or the entry by the Company into an agreement of composition with its creditors or the failure generally by the Company to pay its debts as they become due.

                  (d) Any representation or warranty made by the Company herein or any statement in any report, certificate, financial statement or other instrument furnished in connection with this Agreement or the Standby Bond Purchase Agreement shall at any time prove to have been false or misleading in any material respect when made or given.

                  (e) The  Company  shall fail to  perform or observe  any other term, covenant, condition or agreement contained or incorporated by reference herein (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and such failure shall remain unremedied for thirty (30) days after notice to remedy the same.

                  (f)      The occurrence of a Default under the Indenture.

The provisions of subsection (b) of this Section are subject to the following limitation: if by reason of force majeure the Company is unable in whole or in part to carry out any of its agreements contained herein (other than its obligations contained in Article IV hereof), the Company shall not be deemed in Default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God; strikes or other industrial disturbances; acts of public enemies; order or restraints of any kind of the government of the United States of America or of the State or of any of their departments, agencies or officials, or of any civil or military authority; insurrections; riots; landslides; earthquakes; fires; storms; droughts; floods; explosions; breakage or accident to machinery, transmission pipes or canals; and any other cause or event not reasonably within the control of the Company. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreement, provided that the settlement of strikes and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to settle strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company.

     Section  8.2.  Remedies on  Default.  Whenever  any Default  referred to in
Section 8.1 hereof shall have happened and be continuing, the Trustee, or the Issuer with the written consent of the Trustee, may take one or any combination of the following remedial steps:

                  (a) If the Trustee has declared the Bonds immediately due and payable pursuant to Section 9.02 of the Indenture, by written notice to the Company, declare an amount equal to all amounts then due and payable on the Bonds, whether by acceleration on maturity (as provided in the Indenture) or otherwise, to be immediately due and payable as liquidated damages under this Agreement and not as a penalty, whereupon the same shall become immediately due and payable;

                  (b) Have reasonable access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other tax returns of the Company during regular business hours of the Company if reasonably necessary in the opinion of the Trustee; or

                  (c) Take whatever action at law or in equity may appear necessary or desirable to collect the amounts then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

         Any amounts collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture.

     Section 8.3. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be required in this Article. Such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee, and the Trustee, the Standby Purchaser and the Owners of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

     Section 8.4. Agreement to Pay Attorneys' Fees and Expenses. In the event the Company should default under any of the provisions of this Agreement and the Issuer, the Standby Purchaser or the Trustee should reasonably employ attorneys or reasonably incur other expenses for the collection of payments required hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Issuer, the Standby Purchaser or the Trustee the reasonable fee of such attorneys and such other expenses so incurred by the Issuer, the Standby Purchaser or the Trustee.

     Section 8.5. No Additional Waiver Implied by One Waiver; Consent of Standby Purchaser Required for Waivers. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Neither the Issuer nor the Trustee may waive any provision hereunder without the prior written consent of the Standby Purchaser.

                             * END OF ARTICLE VIII *

                                   ARTICLE IX


                         OPTIONS TO TERMINATE AGREEMENT

     Section 9.1. Option to Terminate Upon the Occurrence of Certain Events. The Company shall have, and is hereby granted, the option to terminate its obligations under this Agreement if any of the events set forth below shall occur:

                  (a) The Project shall have been damaged or destroyed (i) to such extent that it cannot, in the Company's judgment, be reasonably restored within a period of six (6) months to the condition thereof immediately preceding such damage or destruction, or (ii) to such extent that the Company is thereby prevented, in the Company's judgment, from carrying on its normal operations at the Project for a period of six (6) months or more.

                  (b) Title to, or the temporary use for a period of six (6) months or more of, all or substantially all the Project, or such part thereof as shall materially interfere, in the Company's judgment, with the operation of the Project for the purpose for which the Project is designed, shall have been taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority (including such a taking or takings as results in the Company being thereby prevented from carrying on its normal operations at the Project for a period of six (6) months or more).

                  (c) Changes which the Company cannot reasonably control or overcome in the economic availability of materials, supplies, labor, equipment and other properties and things necessary for the efficient operation of the Project for the purposes contemplated by this Agreement shall have occurred which in the judgment of the Company render the continued operation of the Project uneconomic for such purposes.

                  (d) As a result  of any  changes  in the  Constitution  of the
         State or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Company in good faith, this Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in this Agreement, or unreasonable burdens or excessive liabilities shall have been imposed on the Company in respect to the Project, including, without limitation, federal, state or other ad valorem, property, income, or other taxes not being imposed on the date of this Agreement.

To exercise such option, the Company shall within ninety (90) days following the event authorizing such termination, give written notice to the Issuer, the Standby Purchaser and the Trustee and shall specify therein the date of redemption of Bonds pursuant to Section 3.01 of the Indenture, which date shall be the next interest payment date in respect of the Bonds for which the required notice of redemption can practicably be given, and shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption. In order to exercise such option, the Company shall pay, or cause to be paid, on or prior to the applicable redemption date, to the Trustee, an amount equal to the sum of the following:

                  (1) An amount of money which, when added to the amount then on deposit and available in the Bond Fund, will be sufficient to retire and redeem all the Outstanding Bonds on the earliest possible redemption date after notice as provided in the Indenture, including, without limitation, the principal amount thereof, all interest to accrue to said redemption date, and the applicable redemption premium, if any, plus

                  (2) An amount of money equal to the Trustee's fees and expenses under the Indenture accrued and to accrue until such final payment and redemption of the Bonds, plus

                  (3) An amount of money equal to the Issuer's fees and expenses under this Agreement accrued and to accrue until such final payment and redemption of the Bonds.

         Section 9.2. Optional Prepayment. The Company shall be permitted to prepay the Loan to the extent and in the manner permitted by the Indenture. No other prepayment is permitted.

                              * END OF ARTICLE IX *

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.1. Term of Agreement. This Agreement shall remain in full force and effect from the date hereof to and including such time as all of the Bonds and the fees and expenses of the Issuer, the Standby Purchaser and the Trustee shall have been fully paid or provision made for such payments.

     Section 10.2. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered mail, postage prepaid, or sent by a reputable over-night courier service capable of providing a receipt, addressed as follows: if to the Issuer, to the Oklahoma Industries Authority, 123 Park Avenue, Oklahoma City, Oklahoma 73102; if to the Trustee, to Boatmen's National Bank of Oklahoma, P.O. Box 25189, Oklahoma City, Oklahoma 73125, Attention: Corporate Trust Department; if to the Company, to Tower Tech, Inc., P.O. Box 1838, Chickasha, Oklahoma, 73023, Attention: President; and if to the Standby Purchaser, Oklahoma Gas and Electric Company, 101 North Robinson, Oklahoma City, Oklahoma 73102, Attention:
Treasurer. A duplicate copy of each notice, certificate or other communication given hereunder by the Issuer or the Company shall also be given to the Trustee and the Standby Purchaser. The Issuer, the Company, the Trustee and the Standby Purchaser may, by written notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     Section 10.3. Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company, the Standby Purchaser, the Trustee, the Owners of Bonds and their respective successors and assigns, subject, however, to the limitations contained in Section 2.2(b) hereof.

     Section 10.4. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section  10.5.  Amounts  Remaining in Funds.  Subject to the  provisions of
Section 6.10 of the Indenture, it is agreed by the parties hereto that any amounts remaining in the Bond Fund, the Construction Fund or any other fund created under the Indenture upon expiration or earlier termination of this Agreement, as provided in this Agreement, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and the fees and expenses of the Trustee in accordance with the Indenture, shall belong to and be paid to the Company by the Trustee.

     Section 10.6. Amendments, Changes and Modifications. Subsequent to the issuance of Bonds and prior to their payment in full (or provision for the payment thereof having been made in accordance with the provisions of the Indenture), and except as otherwise herein expressly provided, this Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee and the Standby Purchaser and payment of all amounts payable to the Standby Purchaser in accordance with the provisions of the Indenture.

     Section   10.7.   Execution  in   Counterparts.   This   Agreement  may  be
simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 10.8. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State.

     Section 10.9. Captions. The captions and headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Agreement.

                              * END OF ARTICLE X *

         IN WITNESS WHEREOF, the Issuer has caused this Agreement to be executed in its name and the Company has caused this Agreement to be executed in its name all as of the date first above written.

                                               OKLAHOMA INDUSTRIES AUTHORITY



                                               By:__________________________
                                                  Chairman

(Seal)

Attest:

------------------------
Assistant Secretary



                                                   TOWER TECH, INC.


                                                   By:______________________
                                                      President

                                   EXHIBIT "A"

                                  PROJECT SITE

         A part of the Southeast Quarter (SE/4) of Section Eleven (11), Township Ten (10) North, Range Four (4) West of the Indian Meridian, Cleveland County, Oklahoma, being more particularly described as follows:
         COMMENCING at the Southeast corner of said SE/4, THENCE South 89(Degree)42'04" West along the South line of said SE/4 a distance of 1,780.60 feet to the POINT OF BEGINNING; THENCE continuing South 89(Degree)42'04" West along the South line a distance of 843.24 feet to the Southwest Corner of said SE/4; THENCE North 00(Degree)07'35" West along the West line of said SE/4 a distance of 1,764.49 feet to a point
         880.00 feet South of the Northwest Corner of said SE/4; THENCE North 89(Degree)42'07" East parallel to and 880.00 feet South of the North line of said SE/4 a distance of 490.00 feet; THENCE South 00(Degree)07'35" East and parallel with the West line of said SE/4 a distance of 450.00 feet; THENCE North 89(Degree)42'07" East and parallel with the North line of said SE/4 a distance of 1,380.65 feet to a point on the West right-of-way line of Will Rogers West Expressway (Interstate Highway No. 44); THENCE South 18(Degree)12'00" West along the West right-of-way line of said Expressway for a distance of 501.74 feet to a point of curvature; THENCE Southwesterly along the West right-of-way line of said Expressway and on the arc of a curve to the right having a radius of 681.20 feet and a chord bearing of South 33(Degree)11'53" West for an arc distance of 356.68 feet to a point of tangency; THENCE South 48(Degree)12'00" West along the West right-of-way line of said Expressway a distance of 515.05 feet; THENCE South 89(Degree)42'04" West and parallel with the South line of said SE/4 a distance of 200.00 feet; THENCE South 48(Degree)11'34" West and parallel to the Westerly right-of-way line of said Expressway for a distance of 3.15 feet to a point of curvature; THENCE Southwesterly and parallel to the Westerly right-of-way line of said Expressway and on the arc of a curve to the left having a radius of 185.78 feet, and a chord bearing of South 23(Degree)56'51" West for a distance of 157.23 feet; THENCE South 42(Degree)39'21" West a distance of 39.62 feet to a point 33.00 feet North of the South line of said SE/4; THENCE South 00(Degree)17'56" East a distance of 33.00 feet to the POINT OR PLACE OF BEGINNING. Said described tract contains 50.1586 acres, more or less.

                                   EXHIBIT "B"

                                PROJECT BUILDING

         105,000 Square Foot Manufacturing Facility located on the real property described on Exhibit "A" hereto.

                                   EXHIBIT "C"

                              REQUISITION NO. _____

To:      Boatmen's National Bank            Re:      $4,405,000 Oklahoma
         Bank of Oklahoma, as                         Industries Authority
         P.O.                                         Adjustable Rate Taxable
         Oklahoma City, OK  73125                     Industrial Revenue
                                                      Bonds (Tower Tech, Inc.
                                                      Project) Series 1996

Amount Requested:

Total Disbursements to Date:

         1. Each obligation for which a disbursement is hereby requested is described in reasonable detail in Exhibit A hereto together with the name and address of the person, firm or corporation to whom payment is due.

     2. The bills, invoices or statements of account for each obligation referenced in Exhibit A are attached hereto as Exhibit B.

     3.  The Company hereby certifies that:

                  (a) each obligation mentioned in Exhibit A is a Cost of the Project, has been properly incurred, is a proper charge against the Construction Fund and has not been the basis of any previous disbursement;

                  (b) no part of the disbursement requested hereby will be used to pay for materials or equipment not yet incorporated into the Project or for services not yet performed in connection therewith;

                  (c) the expenditure of the amount requested under this Requisition, when added to all disbursements under previous Requisitions, will result in the total of such disbursements, other than disbursements for reasonable expenses incurred in connection with the issuance of the Bonds, having been used (i) for the acquisition, rehabilitation, reconstruction or improvement of land or property or equipping of the Project of a character subject to the allowance for depreciation under the Code, or (ii) for payment of amounts which are, for federal income tax purposes, chargeable to the Project's capital account or would be so chargeable either with a proper election by the Company or but for a proper election by the Company to deduct such amounts.

         4. All capitalized terms herein shall have the meanings assigned to them in the Loan Agreement dated as of October 1, 1996 between Oklahoma Industries Authority and Tower Tech, Inc.
                                               TOWER TECH, INC.



                                             By:___________________________
                                                Company Representative

                                   EXHIBIT "D"

                             COMPLETION CERTIFICATE

TO:               Oklahoma Industries Authority ("Authority")
                  Boatmen's National Bank of Oklahoma ("Trustee")

FROM:    Tower Tech, Inc. ("Company")

SUBJECT: Loan Agreement dated as of the 1st day of October, 1996, between the Company and the Authority (the "Loan Agreement").

         Capitalized terms used herein are defined in the Loan Agreement.

     The undersigned does hereby certify:

     1. The acquisition, rehabilitation and installation of the Project have been substantially completed in accordance with the Plans and in such manner as to conform with all applicable zoning, planning and building regulations of the governmental authorities having jurisdiction of the Project, as of _________________, 19_____ (the "Completion Date").

     2. The Costs of the Project have been paid in full except for those not yet due and payable, which are described below and for which moneys for payment thereof are being held in the Construction Fund:

         Costs of the Project not yet due and payable:

                  Description                                 Amount

                                                              $----------------
                                       Total                  $________________

     3. No event of default has occurred under the Loan Agreement or the Indenture nor has any event occurred which with the giving of notice or lapse of time or both shall become such an event of default. Nothing has occurred to the knowledge of the Company that would prevent the performance of its obligations under the Loan Agreement or the Indenture.

     This certificate is given without prejudice to any rights against third parties which exist at the date hereof or which may subsequently come into being.

     Executed this ______ day of __________________, 19_____.
                                          TOWER TECH, INC.


                                          By:___________________________
                                          Its Authorized Representative

                                   EXHIBIT "E"